Exhibit 99.1

Press Release

SGH COMPLETES ACQUISITION OF STRATUS TECHNOLOGIES

Expanding innovative computing solutions from the Edge to the Core to the Cloud

Milpitas, Calif. – August 29, 2022 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (Nasdaq: SGH) today announced that it has completed its previously announced acquisition of Stratus Technologies (“Stratus”), a global leader in simplified, protected, and autonomous computing solutions in the data center and at the Edge.

“We are excited to welcome the global team members at Stratus to our SGH family. We see significant opportunity to expand our portfolio of innovative computing solutions and services with the combination of Stratus and our Intelligent Platform Solutions group,” said Mark Adams, president and CEO of SGH. “This transaction is yet another milestone in our transformational journey and provides a platform of growth for our customers, partners, employees, and shareholders.”

Stratus will operate within SGH’s Intelligent Platform Solutions (IPS) business group. With its high-availability compute platforms, unique service offerings, and broad Fortune 100 customer base, Stratus complements the current IPS portfolio focused on HPC, AI, Edge, and IoT technologies. Together, they will support industry demand for Edge, Core, and Cloud solutions that benefit customers worldwide and unlock additional growth for SGH.

Stratus will continue to be led by Dave Laurello, who has been president and CEO of Stratus since 2000, and will now also serve as SGH’s SVP of Corporate Development. In this new combined role, Dave will work closely with SGH’s CEO, Mark Adams, and the president of IPS, Thierry Pellegrino.

As previously announced, the purchase price payable at the closing of the transaction was $225 million, subject to customary working capital and other adjustments. Also, SGH will be obligated to pay contingent consideration (if any) of up to $50 million based on the gross profit performance of the Stratus business during the first full 12 fiscal months of Stratus following the closing. The transaction is expected to be immediately accretive to non-GAAP gross margin, non-GAAP EPS and free cash flow.

SGH will provide an update on the Stratus acquisition during its next quarterly earnings call, which will be held in October for the company’s fourth quarter and fiscal 2022 financial results. Details on the schedule and dial-in information for the webcast will be released at a later date.

$300M Incremental Term Loan

On August 29, 2022, SGH completed an incremental amendment (the “Incremental Amendment”) to its existing credit agreement, dated as of February 7, 2022, with the lenders party thereto and Citizens Bank, N.A., as administrative agent, collateral agent and an issuing bank (as amended by the Incremental Amendment, the “Amended Credit Agreement”). The Incremental Amendment provides for, among other things, incremental term loans under the Amended Credit Agreement in an aggregate amount of $300 million, with the same terms as the term loans incurred under the original credit agreement (the “Incremental Term Loans”).

Substantially simultaneously with entering into the Incremental Amendment, the borrowers applied a portion of the proceeds of the Incremental Term Loans to (i) finance a portion of the closing purchase price for Stratus and (ii) pay in full the amount of $101.8 million outstanding under that certain Promissory Note, dated as of June 24, 2022, between CreeLED, Inc. and Wolfspeed, Inc.

The Amended Credit Agreement matures on February 7, 2027. Loan interest will be based on a Total Leverage Ratio grid and will initially bear interest at the Term Secured Overnight Financing Rate (“SOFR”) plus 2.00% in accordance with SGH’s existing pricing grid at the closing of the acquisition.

About Stratus

For leaders digitally transforming their operations to drive predictable, peak performance with minimal risk, Stratus ensures the continuous availability of business-critical applications by delivering zero-touch Edge Computing platforms that are simple to deploy and maintain, protected from interruptions and threats, and autonomous. For 40 years, Stratus has provided reliable and redundant zero-touch computing, enabling global Fortune 500 companies and small-to-medium sized businesses to securely and remotely turn data into actionable intelligence at the Edge, Cloud and Data Center – driving uptime and efficiency.

For more information, please visit https://www.stratus.com/.

About SGH

At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory, and LED lighting solutions, we build long-term strategic partnerships with our customers. Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.

Learn more about us at SGHcorp.com.

Use of Forward-Looking Statements

This press release contains “forward-looking statements,” including, among other things, statements regarding future events and the future financial performance of SGH and Stratus and statements regarding growth drivers in SGH’s and Stratus’ industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: incurring unanticipated costs in completing the acquisition of Stratus; the ability of Stratus to generate anticipated revenue and profits post-transaction close; unforeseen issues, risks and costs associated with the integration of Stratus into the SGH group or transition of the operations, assets, systems and personnel of Stratus; unfavorable reaction to the transaction by competitors, customers, suppliers, employees and other business partners of Stratus and SGH; global business and economic conditions and growth trends in technology industries, SGH’s or Stratus’ customer markets and various geographic regions; uncertainties in the geopolitical environment; disruptions in SGH’s or Stratus’ operations or SGH’s or Stratus’ supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of SGH’s or Stratus’ strategic initiatives, including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers’ negative reactions to them; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of SGH’s or Stratus’ customers; strikes or labor disputes; deterioration in or loss of relations with any of SGH’s or Stratus’ limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent reports on Form 10-K and Form 10-Q, including SGH’s future filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from SGH’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Investor Contact Suzanne Schmidt Investor Relations (510) 360-8596 ir@sghcorp.com	SGH PR Contact Valerie Sassani VP Marketing and Communications (510) 941 -8921 pr@sghcorp.com

Stratus PR Contact DoShik Wood Dir of Product Marketing and Global Communications (978) 461-7064 doshik.wood@stratus.com